Exhibit 10.12

AMENDMENT NO. 1

TO

GUARANTEE AND COLLATERAL AGREEMENT

This AMENDMENT NO. 1 to the GUARANTEE AND COLLATERAL AGREEMENT (as defined below), dated as of November 1, 2007 (this “Amendment”), is entered into among HD SUPPLY, INC., a Delaware corporation (the “Borrower”), the Subsidiary Guarantors party hereto, MERRILL LYNCH CAPITAL CORPORATION, as collateral agent and administrative agent for the banks and other financial institutions party to the Credit Agreement, and amends the Guarantee and Collateral Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Guarantee and Collateral Agreement.

W I T N E S S E T H:

WHEREAS, the Guarantee and Collateral Agreement dated as of August 30, 2007 (as may be further amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”) was entered into among the Borrower, the Subsidiary Guarantors party thereto, MERRILL LYNCH CAPITAL CORPORATION, as collateral agent (in such capacity, the “Collateral Agent”) and administrative agent (in such capacity, the “Administrative Agent”) for the banks and other financial institutions party to the Credit Agreement;

WHEREAS, Section 9.1 of the Guarantee and Collateral Agreement provides that the Guarantee and Collateral Agreement may be amended, modified and waived from time to time;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

SECTION ONE            Amendments.

1.    Subsection 1.1 of the Guarantee and Collateral Agreement is amended as follows: The definition of “Borrower Obligations” shall be amended by adding “(but in the case of such Interest Rate Agreements, Currency Agreements, Commodities Agreements or Bank Products Agreements, only to the extent comprising Cash Flow Obligations (as defined in the Intercreditor Agreement))” after the reference therein to “any Lender”.

SECTION TWO          Conditions to Effectiveness. This Amendment shall become effective when the Collateral Agent shall have executed a counterpart of this Amendment and received counterparts of this Amendment executed by each of the Granting Parties.

SECTION THREE       Reference to and Effect on the Guarantee and Collateral Agreement. On and after giving effect to this Amendment, each reference in the Guarantee and Collateral Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Guarantee and Collateral Agreement , and each reference in each of the Loan Documents to “the Guarantee and Collateral Agreement ,” “thereunder,” “thereof” or words of like import referring to the Guarantee and Collateral Agreement , shall mean and be a reference to the Guarantee and Collateral Agreement as amended by this Amendment. The Guarantee and Collateral Agreement , as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Secured Party or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION FOUR      Costs and Expenses. Each of the Granting Parties jointly and severally agree to pay all reasonable out-of-pocket costs and expenses of the Collateral Agent incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel LLP, counsel to the Collateral Agent).

SECTION FIVE        Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION SIX         Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

[Signature Pages Follow]

HD SUPPLY, INC.

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Vice President and Secretary

[Amendment No. 1 to the Cash Flow Guarantee and Collateral Agreement]

ARVADA HARDWOOD FLOOR COMPANY
BRAFASCO HOLDINGS II, INC.
BRAFASCO HOLDINGS, INC.
COX LUMBER CO.
CREATIVE TOUCH INTERIORS, INC.
FLOORS, INC.
FLOORWORKS, INC.
GRAND FLOOR DESIGNS, INC.
HD BUILDER SOLUTIONS GROUP, INC.
HD SUPPLY CONSTRUCTION SUPPLY GROUP, INC.
HD SUPPLY FACILITIES MAINTENANCE GROUP, INC.
HD SUPPLY FASTENERS & TOOLS, INC.
HD SUPPLY GP & MANAGEMENT, INC.
HD SUPPLY MANAGEMENT, INC.
HD SUPPLY PLUMBING/HVAC GROUP, INC.
HD SUPPLY SUPPORT SERVICES, INC.
HD SUPPLY UTILITIES GROUP, INC.
HD SUPPLY WATERWORKS GROUP, INC.
HSI IP, INC.
SUNBELT SUPPLY CANADA, INC.
UTILITY SUPPLY OF AMERICA, INC.
WHITE CAP CONSTRUCTION SUPPLY, INC.
WORLD-WIDE TRAVEL NETWORK, INC.

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Vice President and Secretary

[Amendment No. 1 to the Cash Flow Guarantee and Collateral Agreement]

HD SUPPLY DISTRIBUTION SERVICES, LLC

By:	HD Supply GP & Management, Inc., its manager

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Vice President and Secretary

HD SUPPLY REPAIR & REMODEL, LLC

By:	HD Supply GP & Management, Inc., its manager

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Vice President and Secretary

PROVALUE, LLC

By:	HD Supply Support Services, Inc., its managing member

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Vice President and Secretary

SOUTHWEST STAINLESS, L.P.

By:	HD Supply GP & Management, Inc., its general partner

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Vice President and Secretary

[Amendment No. 1 to the Cash Flow Guarantee and Collateral Agreement]

WILLIAMS BROS. LUMBER COMPANY, LLC

By:	HD Supply GP & Management, Inc., its manager

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Vice President and Secretary

HD SUPPLY CONSTRUCTION SUPPLY, LTD.

By:	HD Supply GP & Management, Inc., its general partner

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Vice President and Secretary

HD SUPPLY ELECTRICAL, LTD.

By:	HD Supply GP & Management, Inc., its general partner

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Vice President and Secretary

HD SUPPLY FACILITIES MAINTENANCE, LTD.

By:	HD Supply GP & Management, Inc., its general partner

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Vice President and Secretary

[Amendment No. 1 to the Cash Flow Guarantee and Collateral Agreement]

HD SUPPLY HOLDINGS, LLC

By:	HD Supply GP & Management, Inc., its manager

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Vice President and Secretary

HD SUPPLY PLUMBING/HVAC, LTD.

By:	HD Supply GP & Management, Inc., its general partner

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Vice President and Secretary

HD SUPPLY UTILITIES, LTD.

By:	HD Supply GP & Management, Inc., its general partner

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Vice President and Secretary

HD SUPPLY WATERWORKS, LTD.

By:	HD Supply GP & Management, Inc., its general partner

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Vice President and Secretary

[Amendment No. 1 to the Cash Flow Guarantee and Collateral Agreement]

MADISON CORNER, LLC

By:	Cox Lumber Co., its manager

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Vice President and Secretary

PARK-EMP, LLC

By:	Cox Lumber Co., its manager

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Vice President and Secretary

HDS IP HOLDING, LLC

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Vice President

[Amendment No. 1 to the Cash Flow Guarantee and Collateral Agreement]

HDS IP HOLDING, LLC

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Vice President

HD SUPPLY CANADA INC.

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Vice President and Secretary

PRO CANADA HOLDINGS I, ULC

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Vice President and Secretary

[Amendment No. 1 to the Cash Flow Guarantee and Collateral Agreement]

MERRILL LYNCH CAPITAL CORPORATION, as Administrative Agent and Collateral Agent

By:	/s/ Don Burkitt
	Name:	Don Burkitt
	Title:	Vice President